Exhibit 10.4

[EXECUTION COPY]

TRADEMARK SECURITY AGREEMENT
DATED AS OF APRIL 23, 2008
(AS AMENDED THROUGH FEBRUARY 28, 2012)
This TRADEMARK SECURITY AGREEMENT (this “Agreement”) is made by ANNCO, INC., a Delaware corporation (“Grantor”), in favor of BANK OF AMERICA, N.A., in its capacity as administrative agent for each of the Lenders now or hereafter party to the Credit Agreement (the “Agent”).
W I T N E S S E T H:
WHEREAS, ANNTAYLOR, INC., a Delaware corporation (“ATI”), Grantor, ANNTAYLOR DISTRIBUTION SERVICES, INC., a Delaware corporation (“ATDS”), ANNTAYLOR RETAIL, INC., a Delaware corporation (“ATR”, and together with ATI, Grantor and ATDS, the “Borrowers” and each, individually, a “Borrower”), the Agent, the lenders referred to therein, the syndication agents named therein, and the issuing banks named therein have entered into that certain $175,000,000 Second Amended and Restated Credit Agreement dated November 14, 2003 (the “Original Credit Agreement”); and
WHEREAS, at the Borrowers’ request, Lenders, the Agent, and Banc of America Securities LLC, as Lead Arranger (in such capacity, the “Arranger”) have agreed to amend and restate the Original Credit Agreement in its entirety pursuant to that certain Third Amended and Restated Credit Agreement dated as of the date hereof (as so amended and restated and as such agreement may be further amended, supplemented, modified, or amended and restated from time to time, the “Credit Agreement”); and
WHEREAS, each of Grantor, ATDS and ATR is, directly or indirectly, a wholly owned Subsidiary of ATI and has and will materially benefit from the Loans and Advances made and to be made, and the Letters of Credit issued and to be issued, under the Credit Agreement; and
WHEREAS, the Borrowers, AnnTaylor Stores Corporation, a Delaware corporation, and the Agent have entered into that certain Third Amended and Restated Pledge and Security Agreement, dated as of the date hereof (as so amended and restated and as such agreement may be further amended, supplemented, modified, or amended and restated from time to time, the “Security Agreement”); and
WHEREAS, as collateral security for payment and performance by the Grantor of its Obligations, the Grantor is willing to continue, amend and grant to the Agent, for the benefit of the Agent and the Lenders, as the case may be, a security interest in certain of its personal property and assets pursuant to the terms of this Agreement, including, without limitation, the Collateral referred to in Section 2 below;
NOW, THEREFORE, in consideration of the above premises and in order to induce the Lenders and the Letter of Credit Issuer to amend and restate the Original Credit Agreement and continue to, respectively, make Loans and issue Letters of Credit under the Credit Agreement, Grantor hereby agrees with the Agent for its benefit, and for the benefit of the Lenders and the Letter of Credit Issuer, by acceptance hereof, as follows:

Trademark Security Agreement

1.DEFINED TERMS. All capitalized terms used but not otherwise defined in this Agreement have the meanings given to them in the Security Agreement. All other undefined terms contained in this Agreement, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein.
2.    GRANT OF SECURITY. As security for all Obligations, Grantor hereby pledges, assigns, charges, mortgages, delivers, transfers and grants to the Agent, for the benefit of the Agent and the Lenders, a continuing security interest in, lien on, and right of set‑off against, all of the following property and assets of such Grantor, whether now owned or existing or hereafter acquired or arising, regardless of where located (the “Collateral”):
(a)    all of each Grantor’s right, title and interest, whether now owned or hereafter acquired, in and to all United States trademarks, trade names, trade dress, service marks, trademark and service mark registrations, and applications for trademark or service mark registration and any renewals thereof (including without limitation each trademark and service mark registration and application for registration identified in Schedule A attached hereto and incorporated herein by reference) and including all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto (including without limitation damages for past or future infringements thereof), the right to recover for all past, present and future infringements thereof, all rights corresponding thereto throughout the world (but only such rights as now exist or may come to exist under applicable local law) and all other rights of any kind whatsoever of each Grantor accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each trademark and service mark (collectively, the “Trademarks”); and
(b)    any and all Proceeds of the foregoing.
3.    RECORDATION. Grantor authorizes and requests that the Commissioner of Patents and Trademarks and any other applicable government officer record this Agreement.
4.    EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
5.    GRANTS, RIGHTS AND REMEDIES. This Agreement has been entered into in conjunction with the provisions of the Security Agreement. Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.
6.    GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the day and year first above written.

ANNCO, INC. (“Grantor”) By: Samir Patel Name: Samir Patel Title: Assistant Treasurer
Address for notices to Grantor:
Annco, Inc.
c/o AnnTaylor, Inc.
7 Times Square
New York, NY 10036
Attention:    General Counsel
Telephone:
Facsimile:

With copies to:

Annco, Inc.
c/o AnnTaylor, Inc.
7 Times Square
New York, NY 10036
Attention:    Vice President and Controller

and:

Annco, Inc.
c/o Ann Taylor, Inc.
7 Times Square
New York, NY 10036
Attention:    Senior Vice President – Chief
Financial Officer

BANK OF AMERICA, N.A., as Agent (“Agent”) By: Andrew Cerussi Name: Andrew Cerussi Title: Vice President	Address for notices to Agent: Bank of America, N.A. 335 Madison Avenue New York, New York 10017 Attention: Business Credit – Account Executive and Legal Department Telephone: Facsimile:

Schedule A

Trademarks

Trademark Security Agreement

Trademark Registrations and Applications

See attached schedules.

ANNCO - ALL ACTIVE MARKS IN THE UNITED STATES AS OF 2/14/12

WorldMark Plus TM Rights Query Result: 86 Records 2/14/2012 10:33:55 AM

Country	Mark	Classes	App. #	App. Dt	Reg. #	Reg. Dt
United States	A I (STYLIZED)	35	78/454986	7/22/2004	3101894	6/6/2006
United States	ANN	14, 25, 35	77/031291	10/27/2006	3848118	9/14/2010
United States	ANN	25	78/496720	10/8/2004	3020741	11/29/2005
United States	ANN	18	78/878858	5/8/2006	3410833	4/8/2008
United States	ANN	3	85/176904	11/15/2010		
United States	ANN	9, 26	85/219948	1/18/2011		
United States	ANN CARES	35, 36	77/187146	5/22/2007	3648113	6/30/2009
United States	ANN CARES and Design	35, 36	77/237496	7/24/2007	3640328	6/16/2009
United States	ANN TAYLOR	42	73/618514	9/8/1986	1444585	6/23/1987
United States	ANN TAYLOR	36	77/520340	7/11/2008	3690357	9/29/2009
United States	ANN TAYLOR	20	77/877386	11/20/2009		
United States	ANN TAYLOR	35	85/006338	4/5/2010	3878692	11/16/2010
United States	ANN TAYLOR	41, 42	85/058275	6/9/2010	3907931	1/18/2011
United States	ANN TAYLOR	24	85/189476	12/2/2010	4092140	1/24/2012
United States	ANN TAYLOR LOFT	25, 35	77/857455	10/26/2009	3852568	9/28/2010
United States	ANN TAYLOR LOFT	14	78/260311	6/10/2003	2825310	3/23/2004
United States	ANN TAYLOR OLD LOGO	35	78/638453	5/26/2005	3090244	5/9/2006
United States	ANNPOWER	36, 41	85/396596	8/12/2011		
United States	ANNTAYLOR	14	85/356873	6/27/2011		
United States	ANNTAYLOR (BLOCK LETTERS)	18	78/498984	10/13/2004	3078842	4/11/2006
United States	ANNTAYLOR (BLOCK LETTERS)	9	78/740040	10/25/2005	3090418	5/9/2006
United States	ANNTAYLOR (BLOCK LETTERS)	4	78/857850	4/10/2006	3321451	10/23/2007
United States	ANNTAYLOR CELEBRATIONS	14	77204809	6/13/2007	3394404	3/11/2008
United States	ANNTAYLOR LOFT (BLOCK LETTERS)	09	76/417981	6/5/2002	2704411	4/8/2003
United States	ANNTAYLOR LOFT (BLOCK LETTERS)	26	77/256074	8/15/2007	3500924	9/16/2008
United States	ANNTAYLOR LOFT (BLOCK LETTERS)	18	78/499039	10/13/2004	3078844	4/11/2006
United States	ANNTAYLOR LOFT (BLOCK LETTERS)	4	78/857867	4/10/2006	3327631	10/30/2007
United States	ANNTAYLOR LOFT (BLOCK LETTERS)	25	78/884243	5/16/2006	3202185	1/23/2007
United States	ANNTAYLOR LOFT (BLOCK LETTERS)	14	85/356876	6/27/2011	4097234	2/7/2012
United States	ANNTAYLOR LOFTMATERNITY	25	78/953051	8/16/2006	3455810	6/24/2008
United States	ANNTAYLOR. (OLD STYLIZED)	25, 42	74/304110	8/12/1992	1789470**	8/24/1993
United States	ANNTAYLOR. (OLD STYLIZED)	14	74/334502	11/25/1992	1782601	7/20/1993
United States	ANNTAYLOR. (OLD STYLIZED)	3	74/389865	5/11/1993	1881093	2/28/1995
United States	ANNTAYLOR.LOFT (STYLIZED)	42	74/585175	10/13/1994	2061836	5/13/1997
United States	ANNTAYLOR.LOFT (STYLIZED)	25	74/654403	3/31/1995	2334051	3/28/2000
United States	ARRIVE BEAUTIFULLY (CHILD)	3	78/978172	8/24/2005	3240794	5/8/2007
United States	BECAUSE YOU HAVE A LOT TO EXPECT	35	77/148734	4/4/2007	3496600	9/2/2008
United States	CELEBRATIONS	35	77/039513	11/8/2006	3502237	9/16/2008
United States	CELEBRATIONS	25	78/697715	8/23/2005	3538689	11/25/2008
United States	CELEBRATIONS	18, 25	78/698532	8/23/2005	3148208	9/26/2006
United States	CELEBRATIONS	25	78/979980	8/23/2005	3350436	12/4/2007
United States	CHIC CARD	36	85/340960	6/8/2011		
United States	COVETABLES	9, 14, 18, 25, 26, 35	77/744512	5/26/2009	3857785	10/5/2010
United States	COVETED CARD	36	85/340958	6/8/2011		
United States	DESTINATION	3	74/364546	3/1/1993	1875773	1/24/1995
United States	DESTINATION (STYLIZED LETTERS)	3	74/582781	10/6/1994	1931306	10/31/1995

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WorldMark Plus TM Rights Query Result: 86 Records 2/14/2012 10:33:55 AM

Country	Mark	Classes	App. #	App. Dt	Reg. #	Reg. Dt
United States	KATE	25	85/299588	4/20/2011		
United States	LINDSAY	25	78/613787***	4/2/2005	3184803	12/12/2006
United States	LITTLE ANN	25	77/746652	5/28/2009	4019911	8/31/2011
United States	LITTLE LOFT	25	78/471134	8/20/2004	3373790	1/22/2008
United States	LIVE. LOVE. LOFT.	35	77/566310	9/10/2008	3782059	4/27/2010
United States	LIVE. LOVE. LOFT.	25	85/066538	6/18/2010	3987076	6/28/2011
United States	LOFT	26	77/256065	8/15/2007	3434715	5/27/2008
United States	LOFT	38	77/520371	7/11/2008	3700020	10/20/2009
United States	LOFT	9, 14, 18	77/540499	8/6/2008	3703017	10/27/2009
United States	LOFT	3	77/568440	9/12/2008	4053391	11/8/2011
United States	LOFT	25	78/790275	1/12/2006	3488664**	8/19/2008
United States	LOFT	35	78/790622	1/12/2006	3359615	12/25/2007
United States	LOFT	3	78/882798	5/12/2006	3756220	3/2/2010
United States	LOFT	41, 42	85/058270	6/9/2010	3907930	1/18/2011
United States	LOFT	14	85/356870	6/27/2011	4097233	2/7/2012
United States	LOFT BEST IN CLASS GRANTS	36	85/389478	8/4/2011		
United States	LOFT CARES	35, 36	77/194364	5/31/2007	3699420	10/20/2009
United States	LOFT FOR LIFE	35	78/877897	5/5/2006	3399970	3/18/2008
United States	LOFT FOR LIFE	25	78/896822	5/31/2006	3247044	5/29/2007
United States	LOFT LOVE LIST	35	85/144515	10/4/2010		
United States	LOFT LOVE REWARDS	36	85/108339	8/16/2010	4046569	10/25/2011
United States	LOFT LOVES TEACHERS	35	77/592354	10/14/2008	3697910	10/20/2009
United States	LOFT PETITES	25, 35	78/913015	6/21/2006	3350308	12/4/2007
United States	LOFT SCUBA	25	85/444636	10/11/2011		
United States	LOFTBEACH	9, 18, 25	78/924858	7/7/2006	3268087	7/24/2007
United States	LOFTFIT	25, 35	85/324944	5/19/2011		
United States	LOVE LOFT	36	85/444007	10/11/2011		
United States	MARGO	25	78/613765***	4/21/2005	3319920	10/23/2007
United States	MODERN LAYERS	25	77/746656	5/28/2009	3857798	10/5/2010
United States	MODERN LEGACY	25	77/630600	12/10/2008	3842320	8/31/2010
United States	PERFECT PRESENTS	35	85/068884	6/22/2010	3911205	1/25/2011
United States	PERFECT REWARDS	36	85/065456	6/17/2010	4016905	8/23/2011
United States	PINK IS MORE THAN JUST A COLOR	36	78/495323	10/6/2004	3020663	11/29/2005
United States	POSSIBILITIES	3	77/159659	4/18/2007	3655225	7/14/2009
United States	RESPONSIBLY, ANN	35	85/101267	8/5/2010	4032602	9/27/2011
United States	STYLE CLOSET	35	85/062470	6/14/2010		
United States	STYLE FOR STUDENTS	35	85/233262	2/3/2011	4016034	8/23/2011
United States	THE MIRACLE DRESS	25	85/526027	1/26/2012		
United States	THE PERFECT PIECES	35	85/157369	10/20/2010	3977278	6/14/2011
United States	THIS IS YOU. THIS IS NOW.	35	85/324948	5/19/2011		

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